                                                                   Exhibit 10.01

                       FIFTH AMENDMENT AND RESTATEMENT OF
                          CERTAIN OPERATIVE AGREEMENTS

                         Dated as of September 24, 2002

                                      among

                      VERITAS SOFTWARE GLOBAL CORPORATION,
                   as the Construction Agent and as the Lessee

          THE VARIOUS PARTIES TO THE PARTICIPATION AGREEMENT AND OTHER
                     OPERATIVE AGREEMENTS FROM TIME TO TIME,
                               as the Guarantors,

              WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not
      individually, except as expressly stated in the Operative Agreements, but solely as the Owner Trustee under the VS Trust 2000-1,

                THE VARIOUS BANKS AND OTHER LENDING INSTITUTIONS
           WHICH ARE PARTIES TO THE PARTICIPATION AGREEMENT AND OTHER
                     OPERATIVE AGREEMENTS FROM TIME TO TIME,
                                 as the Holders,

                THE VARIOUS BANKS AND OTHER LENDING INSTITUTIONS
           WHICH ARE PARTIES TO THE PARTICIPATION AGREEMENT AND OTHER
                    OPERATIVE AGREEMENTS FROM TIME TO TIME,
                                 as the Lenders,

                                       and

                             BANK OF AMERICA, N.A.,
                      as the Agent for the Secured Parties

                       FIFTH AMENDMENT AND RESTATEMENT OF
                          CERTAIN OPERATIVE AGREEMENTS

               This FIFTH AMENDMENT AND RESTATEMENT OF CERTAIN OPERATIVE AGREEMENTS (this "Amendment") dated as of September 24, 2002 (the "Effective Date"), is by and among VERITAS SOFTWARE GLOBAL CORPORATION, a Delaware corporation (the "Lessee" or the "Construction Agent"); the various parties listed on the signature pages hereto as guarantors (subject to the definition of Guarantors in Appendix A to the Participation Agreement referenced below, individually a "Guarantor" and collectively, the "Guarantors"); WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION (as successor to First Security Bank, National Association), a national banking association, not individually but solely as the Owner Trustee under the VS Trust 2000-1 (the "Owner Trustee" or the "Lessor"); the various banks and other lending institutions listed on the signature pages hereto (subject to the definition of Lenders in Appendix A to the Participation Agreement referenced below, individually, a "Lender" and collectively, the "Lenders"); BANK OF AMERICA, N.A., a national banking association, as the agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests (in such capacity, the "Agent"); and the various banks and other lending institutions listed on the signature pages hereto as holders of certificates issued with respect to the VS Trust 2000-1 (subject to the definition of Holders in Appendix A to the Participation Agreement referenced below, individually, a "Holder" and collectively, the "Holders"). Capitalized terms used in this Amendment but not otherwise defined herein shall have the meanings set forth in Appendix A to the Participation Agreement (hereinafter defined).

                                   WITNESSETH

        WHEREAS, the parties to this Amendment are parties to that certain Participation Agreement dated as of March 9, 2000 (the "Participation Agreement"), and certain of the parties to this Amendment are parties to the other Operative Agreements relating to a $41.2 million tax retention operating lease facility (the "Facility") that has been established in favor of the Lessee;

        WHEREAS, the Lessee has requested amendments and modifications to certain of the covenants set forth in the Participation Agreement; and

        WHEREAS, the Financing Parties have agreed to the requested amendments and modifications on the terms and conditions set forth herein.

        NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                             PARTICIPATION AGREEMENT

        1. Subsection (ii) of Section 8.3A(h) of the Participation Agreement is amended in its entirety to read as follows:

                (ii) EBITDA. EBITDA, for each period set forth below, as shown on the financial statements of Credit Parties and their Consolidated Subsidiaries delivered pursuant to Section 83A(a)(i), shall not be less than (i) $400,000,000 for each of the twelve month periods ending September 30, 2002, December 31, 2002, March 31, 2003, June 30, 2003,
        September 30, 2003, December 31, 2003, March 31, 2004 and June 30, 2004
        and (ii) $500,000,000 for the twelve month period ending September 30, 2004 and each December 31, March 31, June 30 and September 30 thereafter.

                                  MISCELLANEOUS

        1. This Amendment shall be effective upon satisfaction of the following conditions:

        (a) execution and delivery of this Amendment by the parties hereto and execution and delivery of such other documents, agreements or instruments reasonably deemed necessary or advisable by the Agent; and

        (b) (i) receipt by the Agent of an officer's certificate of the Lessee and the Construction Agent (in form and in substance reasonably satisfactory to the Agent) specifying that no Default or Event of Default (other than a Default or Event of Default that would be cured upon the effectiveness of this Amendment) shall have occurred and be continuing, specifying that the representations and warranties of Lessee set forth in the Participation Agreement are true and correct (except as pertains to a Default or Event of Default that would be cured upon the effectiveness of this Amendment, and except for any such representations and warranties which relate solely to an earlier time) and certifying as to the incumbency of the officer of Lessee executing this Amendment; and

            (ii) receipt by the Agent of an officer's certificate of each Credit Party (other than the Lessee and the Construction Agent), such officer's certificate to be in form and substance reasonably satisfactory to the Agent and certifying as to the incumbency of the officer of such Credit Party executing this Amendment;

        (c) receipt by the Agent, for the ratable benefit of each Lender and each Holder that executes this Amendment on or prior to the Effective Date, of an amendment fee equal to the product of five basis points (0.05%) multiplied by the sum of the aggregate Commitments of such executing Lenders and the aggregate Holder Commitments of such executing Holders.

        2. Except as modified hereby, all of the terms and provisions of the Operative Agreements (including Schedules and Exhibits) shall remain unmodified and in full force and effect.

        3. The Lessee agrees to pay all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

        4. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

        5. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with the laws of the State of New York.

        [The remainder of this page has been left blank intentionally.]

      IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                              VERITAS SOFTWARE GLOBAL
                                              CORPORATION, as the Construction
                                              Agent and as the Lessee


              [SEAL]                          By: /s/ KEVIN OLSON
                                                  ---------------------------
                                              Name:  Kevin Olson
                                              Title: Treasurer


                                              VERITAS SOFTWARE CORPORATION, as
                                              a Guarantor


                                              By: /s/ KEVIN OLSON
                                                  ---------------------------
                                              Name:  Kevin Olson
                                              Title: Treasurer


                                              VERITAS SOFTWARE TECHNOLOGY
                                              CORPORATION, as a Guarantor


                                              By: /s/ KEVIN OLSON
                                                  ---------------------------
                                              Name:  Kevin Olson
                                              Title: Treasurer


                                              VERITAS SOFTWARE TECHNOLOGY
                                              HOLDING CORPORATION, as a
                                              Guarantor


                                              By: /s/ KEVIN OLSON
                                                  ---------------------------
                                              Name:  Kevin Olson
                                              Title: Treasurer


                           [signature pages continue]

                                              VERITAS OPERATING CORPORATION, as
                                              a Guarantor


                                              By: /s/ KEVIN OLSON
          [SEAL]                                  ---------------------------
                                              Name:  Kevin Olson
                                              Title: Treasurer



                           [signature pages continue]

                                   WELLS FARGO BANK NORTHWEST,
                                   NATIONAL ASSOCIATION (as successor to
                                   First Security Bank, National Association), not individually, but solely as the Owner Trustee under the VS Trust 2000-1

                                   By:  /s/ VAL T. ORTON
                                      ------------------------------------------
                                   Name:  Val T. Orton
                                   Title: Vice President


                           [signature pages continue]

                                        BANK OF AMERICA, N.A., as a Holder, as a
                                        Lender and as the Agent

                                        By: /s/ KEVIN M. MCMAHON
                                           --------------------------------
                                        Name:   Kevin M. McMahon
                                        Title:  Managing Director



                           [signature pages continue]

                                            KEYBANK NATIONAL ASSOCIATION, as a
                                            Holder and as a Lender



                                            By: /s/ THOMAS A. CRANDELL
                                               --------------------------------
                                            Name:   THOMAS A. CRANDELL
                                            Title:  SENIOR VICE PRESIDENT


                           [signature pages continue]

                                        UNION BANK OF CALIFORNIA, N.A., as a
                                        Holder and as a Lender


                                        By: /s/ JAMES B. GOUDY
                                            ------------------------------------
                                        Name:  James B. Goudy
                                        Title: Vice President



                           [signature pages continue]

                                        WELLS FARGO BANK, NATIONAL
                                        ASSOCIATION, as a Holder and as a Lender


                                        By: /s/ ERIC HOUSER
                                            ------------------------------------
                                        Name:  Eric Houser
                                        Title: Vice President



                             [signature pages end]